UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20546

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

SUNSET FINANCIAL RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Maryland (State of incorporation or organization)	16-1685692 (I.R.S. Employer Identification No.)

4231 Walnut Bend Jacksonville, Florida (Address of principal executive offices)	32257 (Zip Code)

If this form relates to the registration of a	If this form relates to the registration of a
class of securities pursuant to Section	class of securities pursuant to Section 12(g)
12(b) of the Exchange Act and is	of the Exchange Act and is effective
effective pursuant to General Instruction	pursuant to General Instruction A.(d), please
A.(c), please check the following box. ☒	check the following box. ☐

Securities Act registration file number to which this form relates: 333-111018
Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which
to be so registered:	each class is to be registered:

Common Stock,	New York Stock Exchange, Inc.
par value $0.001 per share

Securities to be registered pursuant to Section 12(g) of the Act: None.

Item 1. Description of Registrant’s Securities to be Registered.
Item 2. Exhibits
SIGNATURE

Item 1. Description of Registrant’s Securities to be Registered.

     The information set forth under the heading “Description of Capital Stock” in the prospectus that is part of the Registration Statement on Form S-11 originally filed by the Registrant on December 8, 2003, as amended (Registration No. 333-111018), is hereby incorporated by reference.

Item 2. Exhibits

     The following exhibits are filed as part of this registration statement (all of which are incorporated by reference to the Registration Statement on Form S-11 (Registration No. 333-111018)):

Exhibit No.
3.1	Second Articles of Amendment and Restatement (incorporated by reference to Amendment No. 1 to the Form S-11 filed by us on February 6, 2004)
3.2	Bylaws (incorporated by reference to Exhibit 3.2 to the Form S-11 filed by us on December 8, 2003)
4.1*	Form of Common Stock Certificate

*	To be filed by amendment to the Registration Statement on Form S-11 referenced above.

SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: March 2, 2004	SUNSET FINANCIAL RESOURCES, INC.

	By:	/s/ John Bert Watson

John Bert Watson
President and Chief Executive Officer